July 22, 2015 ©2015 DISCOVER FINANCIAL SERVICES 2Q15 Financial Results Exhibit 99.3

Notice The following slides are part of a presentation by Discover Financial Services (the "Company") in connection with reporting quarterly financial results and are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete. For additional financial, statistical, and business related information, as well as information regarding business and segment trends, see the earnings release and financial supplement included as exhibits to the Company’s Current Report on Form 8-K filed today and available on the Company’s website (www.discover.com) and the SEC’s website (www.sec.gov). The information provided herein includes certain non-GAAP financial measures. The reconciliations of such measures to the comparable GAAP figures are included at the end of this presentation, which is available on the Company’s website and the SEC’s website. The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time, and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the Company, please see "Special Note Regarding Forward-Looking Statements," "Risk Factors," "Business – Competition," "Business – Supervision and Regulation" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and under “Management's Discussion and Analysis of Financial Condition and Results of Operations” in the company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, which are filed with the SEC and available at the SEC's website (www.sec.gov). The Company does not undertake to update or revise forward-looking statements as more information becomes available. 2

B / (W) ($MM, except per share data) 2Q15 2Q14 $ Δ % Δ Revenue Net of Interest Expense $2,175 $2,172 $3 —% Provision for Loan Losses 306 360 54 15% Operating Expense 927 797 (130) (16%) Direct Banking 914 984 (70) (7%) Payment Services 28 31 (3) (10%) Total Pre-Tax Income 942 1,015 (73) (7%) Pre-tax, Pre-Provision Income (1) 1,248 1,375 (127) (9%) Income Tax Expense 343 371 28 8% Net Income $599 $644 ($45) (7%) Diluted EPS $1.33 $1.35 ($0.02) (1%) ROE 21% 23% 2Q15 Summary Financial Results • Diluted EPS of $1.33, down 1% YOY • Revenue net of interest expense of $2.2Bn, flat YOY as loan growth was mostly offset by lower net discount and interchange revenue • Provision for loan losses decreased $54MM, or 15% due primarily to a $41MM reserve release versus a $23MM reserve build in the prior year • Expenses increased $130MM, or 16% in part due to $42MM of expenses related to the closure of the Home Loans business and costs associated with anti-money laundering and related compliance program enhancements 3 Note(s) 1. Pre-tax, pre-provision income, which is derived by adding provision for loan losses to pre-tax income, is a non-GAAP financial measure which should be viewed in addition to, and not as a substitute for, the Company’s reported results. Management believes this information helps investors understand the effect of provision for loan losses on reported results and provides an alternate presentation of the Company’s performance; see appendix for a reconciliation

2Q14 2Q15 80 70 60 50 40 30 20 10 0 $65.9 $52.7 $8.3 $4.6 $69.0 $54.9 $8.5 $5.2 2Q14 2Q15 50 40 30 20 10 0 $30.3 $41.5 $6.7 $2.6 $31.1 $37.2 $6.8 $3.5 2Q15 Loan and Volume Growth 4 Volume ($Bn)Ending Loans ($Bn) Note(s) 1. Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment Total +4.8% Card +4.2% Student +3.3% Personal +13.2% PULSE -10.5% Diners(1) +0.6% Network Partners +35.1% Proprietary +2.4% Total Network Volume down 3% YOY

2Q15 Revenue Detail

($MM)	2Q15	2Q14	B / (W) $ Δ	B / (W) % Δ
Interest Income	$1,947	$1,863	$84	5%
Interest Expense	311	274	(37)	(14%)
Net Interest Income	1,636	1,589	47	3%
Discount/Interchange Revenue	612	595	17	3%
Rewards Cost	314	268	(46)	(17%)
Net Discount/Interchange Revenue	298	327	(29)	(9%)
Protection Products Revenue	68	78	(10)	(13%)
Loan Fee Income	80	80	—	—%
Transaction Processing Revenue	40	46	(6)	(13%)
Other Income	53	52	1	2%
Total Non-Interest Income	539	583	(44)	(8%)
Revenue Net of Interest Expense	$2,175	$2,172	$3	—%
Direct Banking	$2,104	$2,092	$12	1%
Payment Services	71	80	(9)	(11%)
Revenue Net of Interest Expense	$2,175	$2,172	$3	—%

($MM)	2Q15	2Q14	Change QOQ	Change YOY
Discover Card Sales Volume	$30,017	$29,341	14%	2%
Rewards Rate [1]	1.05%	0.91%	3 bps	14 bps

- Net interest income of $1.6Bn, up 3% YOY due primarily to loan growth
- Discount and interchange revenue of $612MM, up 3% YOY driven primarily by an increase in card sales
- Rewards rate increased 14bps YOY due to higher promotional rewards and the elimination of the rewards forfeiture reserve
- Protection products revenue of $68MM, down 13% YOY due to the prior suspension of new product sales
- Payment Services revenue was down due to lower transaction processing revenue

Note(s)
1. Rewards cost divided by Discover card sales volume

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2Q15 Net Interest Margin

($MM)	2Q15 Average Balance	2Q15 Rate	2Q14 Average Balance	2Q14 Rate
Credit Card	$53,987	12.04%	$51,718	12.10%
Private Student	8,597	6.91%	8,301	6.84%
Personal	5,131	12.12%	4,426	12.49%
Home Loans and Other	385	4.62%	283	3.69%
Total Loans	68,100	11.35%	64,728	11.42%
Other Interest-Earning Assets	13,905	0.56%	11,600	0.73%
Total Interest-Earning Assets	$82,005	9.52%	$76,328	9.79%
Direct to Consumer and Affinity	$29,194	1.23%	$28,752	1.27%
Brokered Deposits and Other	16,904	1.55%	15,638	1.54%
Interest Bearing Deposits	46,098	1.35%	44,390	1.37%
Borrowings	23,532	2.67%	19,978	2.48%
Total Interest-Bearing Liabilities	$69,630	1.80%	$64,368	1.71%

(%)	2Q15	Change QOQ	Change YOY
Total Interest Yield	11.35%	-2 bps	-7 bps
NIM on Receivables	9.63%	-6 bps	-21 bps
NIM on Interest-Earning Assets	8.00%	-17 bps	-35 bps

- Total interest yield of 11.35% decreased 7bps YOY driven primarily by lower card yield
- Credit card yield decreased 6bps YOY due to portfolio mix
- Funding costs on interest-bearing liabilities increased 9bps YOY to 1.80% as a result of actions taken in prior quarters to extend funding duration
- Net interest margin on receivables decreased 21bps YOY due to higher funding costs and lower total yield

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2Q15 Operating Expense Detail

($MM)	2Q15	2Q14	B / (W) $ Δ	B / (W) % Δ
Employee Compensation and Benefits	$326	$301	($25)	(8%)
Marketing and Business Development	199	168	(31)	(18%)
Information Processing & Communications	90	87	(3)	(3%)
Professional Fees	153	112	(41)	(37%)
Premises and Equipment	23	22	(1)	(5%)
Other Expense	136	107	(29)	(27%)
Total Operating Expense	$927	$797	($130)	(16%)
Direct Banking	$884	$748	($136)	(18%)
Payment Services	43	49	6	12%
Total Operating Expense	$927	$797	($130)	(16%)
Operating Efficiency (1)	**42.6%**	**36.7%**		**-593 bps**
Adjusted Operating Efficiency (2)	**40.7%**	**36.7%**		**-401 bps**

- Employee compensation and benefits of $326MM, up 8% YOY largely due to increased staffing driven in part by regulatory and compliance needs
- Marketing and business development expense of $199MM, up 18% YOY due to higher spending across lending products and the discontinuation of a previously recurring postal rebate
- Professional fees of $153MM, up 37% YOY in part due to $19MM in costs associated with anti-money laundering and related compliance program enhancements
- Other expense of $136MM, up 27% YOY largely due to a $23MM charge related to the closure of the Home Loans business

Note(s)
1. Defined as reported total operating expense divided by revenue net of interest expense
2. Operating efficiency adjusted for $23 million associated with the closure of the Home Loans business and $19 million in anti-money laundering and related compliance program enhancement expenses; see appendix for a reconciliation. Management believes adjusted operating efficiency, which is a non-GAAP measure, provides investors with a useful metric to evaluate the ongoing operating performance of the Company

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2Q15 Provision for Loan Losses and Credit Quality

($MM)	2Q15	2Q14	B / (W) $ Δ	B / (W) % Δ
Net Principal Charge-Off	$347	$337	($10)	(3%)
Reserve Changes build/(release)	(41)	23	64	NM
Total Provision for Loan Loss	$306	$360	$54	15%

(%)	2Q15	Change QOQ	Change YOY
Credit Card Loans			
Gross Principal Charge-Off Rate	3.14%	-7 bps	-8 bps
Net Principal Charge-Off Rate	2.28%	-12 bps	-5 bps
30-Day Delinquency Rate [(1)]	1.55%	-9 bps	-8 bps
Reserve Rate	2.62%	-17 bps	4 bps
Private Student Loans			
Net Principal Charge-Off Rate (excl. PCI Loans)[(1)]	1.02%	-1 bps	-28 bps
30-Day Delinquency Rate (excl. PCI Loans)[(1)]	1.78%	12 bps	12 bps
Reserve Rate (excl. PCI Loans)[(1)]	2.23%	5 bps	-6 bps
Personal Loans			
Net Principal Charge-Off Rate	2.10%	-12 bps	15 bps
30-Day Delinquency Rate	0.71%	-5 bps	5 bps
Reserve Rate	2.54%	11 bps	17 bps
Total Loans			
Gross Principal Charge-Off Rate (excl. PCI Loans)[(1)]	2.91%	-7 bps	-10 bps
Net Principal Charge-Off Rate (excl. PCI Loans)[(1)]	2.16%	-10 bps	-6 bps
30-Day Delinquency Rate (excl. PCI Loans)[(1)]	1.49%	-8 bps	-7 bps
Reserve Rate (excl. PCI Loans)[(1)]	2.60%	-12 bps	4 bps

- Net charge-offs of $347MM, up 3% YOY primarily due to loan growth
- Reserve release of $41MM due to an improved card credit outlook
- Card net charge-off rate decreased 5bps YOY to 2.28%
- Card 30+ day delinquency rate of 1.55% decreased 8bps YOY
- Student loan net charge-off rate excluding PCI loans of 1.02%, down 28bps YOY
- Personal loan net charge-off rate of 2.10%, up 15bps YOY

Note(s)

1. Excludes PCI loans which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the Company is recognizing interest income on a pool of loans, it is all considered to be performing

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Capital Position 9 Note(s) 1. As of January 1, 2015 regulatory capital ratios are calculated under Basel III rules subject to transition provisions. The Company reported under Basel I at June 30, 2014 2. Tier 1 Common Capital Ratio (under Basel I) is calculated using tier 1 common capital, a non-GAAP measure. The Company believes the tier 1 common capital ratio is meaningful to investors to assess the quality and composition of the Company’s capital. See appendix for a reconciliation 3. Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) is calculated using Basel III fully phased-in common equity tier 1 capital, a non-GAAP measure. The Company believes that the common equity tier 1 capital ratio based on fully phased-in Basel III rules is an important complement to the existing capital ratios and for comparability to other financial institutions. For the corresponding reconciliation of common equity tier 1 capital and risk weighted assets calculated under fully phased-in Basel III rules to common equity tier 1 capital and risk weighted assets calculated under Basel III transition rules see appendix Capital Ratios • Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) of 14.4%, down 30bps due to loan growth and capital deployment Basel III Transition Basel I 2Q15 1Q15 2Q14 Total Risk Based Capital Ratio (1) 17.2% 17.6% 18.3% Tier 1 Risk Based Capital Ratio (1) 15.3% 15.6% 16.0% Tier 1 Common Capital Ratio(1,2) N/A N/A 15.2% Tier 1 Leverage Ratio (1) 13.2% 13.3% 14.0% Common Equity Tier 1 Capital Ratio(1) 14.5% 14.8% N/A Basel III Fully Phased-in Common Equity Tier 1 Capital Ratio (3) 14.4% 14.7% N/A

Appendix

Reconciliation of GAAP to Non-GAAP Data Note(s) 1. Pre-tax, pre-provision income, which is derived by adding provision for loan losses to pre-tax income, is a non-GAAP financial measure which should be viewed in addition to, and not as a substitute for, the company's reported results. Management believes this information helps investors understand the effect of provision for loan losses on reported results and provides an alternate presentation of the Company's performance 2. Adjusted operating efficiency is calculated using adjusted operating expense, a non-GAAP measure, divided by revenue net of interest expense. Management believes this information provides investors with a useful metric to evaluate the ongoing operating performance of the Company 11 Quarter Ended (unaudited, in millions) Jun 30, 2015 Jun 30, 2014 Provision for loan losses $306 $360 Income before income taxes 942 1,015 Pre-tax, pre-provision income (1) $1,248 $1,375 Revenue net of interest expense $2,175 $2,172 Total operating expense 927 797 Excluding expenses related to exiting the Home Loans business 23 — Excluding anti-money laundering and related compliance program expenses 19 — Adjusted operating expense $884 $797 Adjusted operating efficiency (2) 40.7% 36.7%

Reconciliation of GAAP to Non-GAAP Data (cont'd)

(unaudited, in millions)	Quarter Ended Jun 30, 2015	Mar 31, 2015	Jun 30, 2014
GAAP total common equity	$10,703	$10,651	$10,821
Less: Goodwill	(255)	(257)	(284)
Less: Intangibles	(170)	(175)	(179)
Tangible common equity[1]	$10,278	$10,219	$10,358
Effect of certain items in accumulated other comprehensive income (loss) excluded from tier 1 common capital			73
Total tier 1 common capital (Basel I)[2]			$10,431
Common equity Tier 1 capital (Basel III transition)	$10,552	$10,497	
Adjustments related to capital components during transition[4]	(83)	(87)	
Common equity Tier 1 capital (Basel III fully phased-in)	$10,469	$10,410	
Risk weighted assets (Basel I)	N/A	N/A	$68,755
Risk weighted assets (Basel III transition)	$72,658	$70,868	N/A
Risk weighted assets (Basel III fully phased-in) [5]	$72,555	$70,762	N/A
Tier 1 common capital ratio (Basel I)[6,7]	N/A	N/A	15.2%
Common equity Tier 1 capital ratio (Basel III transition)[6]	14.5%	14.8%	N/A
Common equity Tier 1 capital ratio (Basel III fully phased-in)[6,8]	14.4%	14.7%	N/A

Note(s)
1. Tangible common equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company
2. Tier 1 common capital (under Basel I), a non-GAAP financial measure, represents common equity and the effect of certain items in accumulated other comprehensive income (loss) excluded from tier 1 common capital, less goodwill and intangibles. A reconciliation of tier 1 common capital to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use tier 1 common capital and definitions may vary, so users of this information are advised to exercise caution in comparing tier 1 common capital of different companies. Tier 1 common capital is included to support the tier 1 common capital ratio which is meaningful to investors to assess the quality and composition of the Company's capital
3. Adjustments related to capital components for fully phased-in Basel III include deferred tax liabilities related to intangible assets and deduction for deferred tax assets
4. Adjustments related to capital components for fully phased-in Basel III include the phase-in of the intangible asset exclusion
5. Key differences under fully phased-in Basel III rules in the calculation of risk-weighted assets include higher risk weighting for past due loans and unfunded commitments
6. As of January 1, 2015 regulatory capital ratios are calculated under Basel III rules subject to transition provisions. The Company reported under Basel I at June 30, 2014
7. Tier 1 common capital ratio is calculated using tier 1 common capital (Basel I), a non-GAAP measure, divided by risk weighted assets (Basel I)
8. Common equity tier 1 capital ratio (Basel III fully phased-in) is calculated using common equity tier 1 capital (Basel III fully phased-in), a non-GAAP measure, divided by risk weighted assets (Basel III fully phased-in)

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